UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  May 6, 2002


                            WILLIAMS CONTROLS, INC.
                            -----------------------
               (Exact name of Company as specified in its charter)


    Delaware                        0-18083                      84-1099587
---------------                  -------------                 --------------
(State or other              (Commission File No.)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


                   14100 S.W. 72ND Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)


                                    Not Applicable
                                    --------------
         (Former name or former address, if changed since last report.)



                                       1


Item 5 - Other Events

     The Board of Directors of Williams Controls, Inc. has expanded its Board from 5 to 6 members, and has elected Gary P. Arnold to fill the newly created board seat, effective April 17, 2002. Mr. Arnold has had extensive international and domestic experience in the electronics industry in the areas of finance, strategic planning and operations, and has been involved in numerous capital market transactions. He spearheaded the turnaround at Tektronix Corp. where he was the CFO, and later became the Chairman and CEO of Analogy, Inc., a provider of design automation software used in the automotive industry. He currently serves on the Boards of several companies, including National Semiconductor Corporation. Mr. Arnold, 60, is a CPA and holds a BS degree in accounting as well as a JD degree from the University of Tennessee School of law.


                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                            WILLIAMS CONTROLS, INC.



Dated: May 6, 2002                         By: /s/ Dennis E. Bunday
                                                -----------------------------
                                                Dennis E. Bunday
                                                Chief Financial Officer